Pursuant to Rule 497(e) and Rule 497(k)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

AIG Commodity Strategy Fund

AIG ESG Dividend Fund

AIG Income Explorer Fund

AIG Small-Cap Quality Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 1, 2021

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of each Fund, each dated February 26, 2021

SunAmerica Asset Management, LLC (“SunAmerica”), the Funds’ investment adviser, and Touchstone Advisors, Inc. (“Touchstone”) announced that they have entered into a definitive agreement for Touchstone to acquire certain assets related to SunAmerica’s retail mutual fund management business. Under the terms of the agreement, twelve AIG Funds are expected to be reorganized into existing or newly created series of trusts in the Touchstone fund complex. Certain AIG Funds not covered by the agreement, including the Funds, will be liquidated.

On February 8, 2021, the Board of Trustees of SunAmerica Specialty Series (the “Trust”), on behalf of each Fund, approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate and dissolve the Fund pursuant to a Plan of Liquidation. Under the Plan of Liquidation, the Fund is expected to be liquidated on or about July 16, 2021 (the “Liquidation Date”).

Each Fund intends to convert all of its portfolio securities to cash or cash equivalents in preparation for the liquidation. Accordingly, each Fund is expected to deviate from its investment objective and investment strategies until it is liquidated on the Liquidation Date.

Suspension of Sales. Effective 4:00 p.m. (Eastern Time) on May 1, 2021, shares of each Fund will no longer be available for purchase; however, the Fund will continue to accept reinvestments of dividends and capital gain distributions from existing shareholders. To the extent there are any dividend payments on or after May 1, 2021, they will be automatically reinvested in additional shares of a Fund, unless you elected to receive them in cash or automatically reinvest them in shares of other funds.

Liquidation of Assets. Each Fund anticipates converting all portfolio securities to cash or cash equivalents as it prepares to distribute its assets to shareholders. In connection with the liquidation, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund on the Liquidation Date. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of a Fund may redeem their shares and receive the net asset value thereof, less any applicable contingent deferred sales charge (“CDSC”), in accordance with the terms set forth in the Fund’s Prospectus. However, any such applicable CDSC will be waived for shareholders who remain in a Fund until the Liquidation Date.

U.S. Federal Income Tax Matters. The liquidation of a Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that such a shareholder who receives an amount in liquidation of the Fund in excess of his or her tax basis will realize a capital gain, and such a shareholder who receives an amount in liquidation of the Fund less than his or her tax basis will realize a capital loss. Certain limitations on the current deductibility of losses may apply. Consult with your tax adviser for details.

Retirement Accounts. If you hold your Fund shares in an Individual Retirement Account (“IRA”) or other retirement account and receive a distribution of Fund liquidation proceeds, you will be subject to taxes and, if you are under 59 1/2 years of age, possibly early withdrawal penalties, unless the distribution proceeds are reinvested as a rollover in an eligible IRA or other retirement account within 60 days after the proceeds are received.

Disclosure Changes. Assuming the liquidation of a Fund occurs, all references to and related to the Fund in the Trust’s registration statement (including the Prospectus and SAI) will be deleted effective upon the Liquidation Date.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

This Supplement should be retained for future reference.

SUP1_COMSP 2/21 SUP1_ESGSP 2/21 SUP1_EXPSP 2/21 SUP1_SMCSP 2/21

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